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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 31, 2003
                                                  -------------


                          BECTON, DICKINSON AND COMPANY
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             (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
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    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)

   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                       N/A
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         (Former name or former addresses if changed since last report.)





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Item 5. Other Events and Regulation FD Disclosure.

        The Board of Directors of the registrant has approved an amendment to the By-laws of the registrant to establish a Qualified Legal Compliance Committee of the Board. This amendment will become effective August 5, 2003. A copy of the registrant's By-laws, as amended effective August 5, 2003, is attached hereto as Exhibit 3(b).

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

              3(b) By-laws, as Amended and Restated as of August 5, 2003.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Gary DeFazio
                                               ----------------------------
                                                   Gary DeFazio
                                                   Assistant Secretary


Date: July 31, 2003






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                                INDEX TO EXHIBITS
                                -----------------

   Exhibit
   Number        Description of Exhibits
   ------        -----------------------
   3(b)          By-laws, as Amended and Restated as of August 5, 2003.